Fair Value Measurements	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Investment, Fair Value and NAV [Line Items]
Fair Value Measurements	FAIR VALUE MEASUREMENTS
Accounting standards define fair value based on an exit price model, establish a framework for measuring fair value where the assets and liabilities are required to be carried at fair value and provide for certain disclosures related to the valuation methods used within a valuation hierarchy as established within the accounting standards. This hierarchy prioritizes the inputs into three broad levels as follows. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets in markets that are not active, or other observable characteristics for the asset or liability, including interest rates, yield curves and credit risks, or inputs that are derived principally from, or corroborated by, observable market data through correlation. Level 3 inputs are unobservable inputs based on the Plan's assumptions. A financial asset or liability’s classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The fair values of the Plan's investments as of December 31, 2025 and 2024, by asset category were as follows ($ in millions):

	Quoted Prices in Active Markets (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
	2025	2024	2025	2024	2025	2024	2025	2024
Cash and equivalents	$15.2	$21.1	$—	$—	$—	$—	$15.2	$21.1
Common stock	1,470.9	1,546.1	—	—	—	—	1,470.9	1,546.1
Mutual funds	208.0	195.4	—	—	—	—	208.0	195.4
Bonds	—	—	44.8	37.0	—	—	44.8	37.0
U.S. government issued securities	—	—	21.0	20.6	—	—	21.0	20.6
Common/collective trusts	—	—	4,890.5	4,222.8	—	—	4,890.5	4,222.8
Self-directed brokerage account	363.3	319.9	5.5	—	—	—	368.8	319.9
Total investments, at fair value	$2,057.4	$2,082.5	$4,961.8	$4,280.4	$—	$—	7,019.2	6,362.9
Following is a description of the valuation techniques and inputs used for each major class of assets measured at fair value. There have been no changes in the methodologies used as of December 31, 2025 and 2024.
Common stock and mutual funds are valued at the quoted closing price reported on the active market on which the individual securities are traded.
Bonds and U.S. government issued securities that are not traded on an active market are valued at quoted prices reported by investment brokers and dealers based on the underlying terms of the security and comparison to similar securities traded on an active market.
The common/collective trusts are valued based on the Plan’s interest, represented by investment units, in the underlying investments held within the trust that are traded in an active market by the trustee. The unit value is not quoted in active public markets.
The self-directed brokerage consists of common stock, mutual funds, bonds and other investments, which are valued at the last reported sales price on the last business day of the year, and uninvested cash, which is recorded at carrying value as maturities are less than three months.
The methods described above may produce a fair value estimate that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Plan believes the valuation methods are appropriate and consistent with the methods used by other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.